UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 4, 2006
PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25717 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition
The information contained in this Item 2.02 and the exhibit attached hereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
On April 4, 2006, Petrohawk Energy Corporation (“Petrohawk”) issued a press release with respect to Petrohawk’s 2006 first quarter operational results. The press release is furnished as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits
This information contained in this Item 9.01 and the exhibit attached hereto are being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
(c)     Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:
          99.1       Press release issued by Petrohawk Energy Corporation dated April 4, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION
By /s/ Shane M. Bayless
Executive Vice President — Chief Financial Officer and Treasurer
Date: April 10, 2006
EXHIBIT INDEX

99.1	Press release issued by Petrohawk Energy Corporation dated April 4, 2006.